Exhibit 99.1

Media Relations Contacts:

MeeLin Nakata

Peregrine Systems, Inc.

(858) 720-5609

meelin.nakata@peregrine.com

Linda Findley

Text 100

415-836-5990

peregrine@text100.com

Investor Relations Contact:

Heidi Flannery

Ficomm

(503) 203-8808 ext. 103

Heidi.flannery@ficomm.com

FOR IMMEDIATE RELEASE

Peregrine Systems® Announces Historical Financial Results for Fiscal 2004 Third Quarter Ended Dec. 31, 2003

SAN DIEGO, Nov. 4, 2004 — Peregrine Systems, Inc. (OTC: PRGN), a leading provider of enterprise asset and service management solutions, today reported historical financial results for the fiscal 2004 third quarter ended Dec. 31, 2003.  The filing of Peregrine’s fiscal 2004 third quarter results on Form 10-Q was delayed due to Peregrine’s prior financial restatement, voluntary Chapter 11 bankruptcy reorganization proceedings and restructuring activities.

As a result of Peregrine’s emergence from Chapter 11 reorganization in August 2003, the company adopted fresh-start reporting for the fiscal 2004 second quarter in accordance with Generally Accepted Accounting Principles (GAAP).  Therefore, Peregrine’s financial results after the July 18, 2003 adoption of fresh-start reporting are not comparable to results reported in prior periods because of differences in the basis of accounting and the capital structure of the predecessor company and the successor company.

Peregrine adopted fresh-start reporting and adjusted the carrying cost of its assets and liabilities to their fair value, effective July 18, 2003, when the company’s plan of reorganization was confirmed.  As a result, the company re-valued its balance sheet in the fiscal 2004 second quarter.  Results of operations are reported for the 109-day period ended July 18, 2003 for the predecessor company, the quarter and 166-day period ended Dec. 31, 2003 for the successor company, and the nine-month period ended Dec. 31, 2003 on a non-GAAP pro forma combined basis.

Historical GAAP Financial Results and Highlights:

•                     Total revenue for the successor company was $44.7 million for the third quarter of fiscal 2004 and $79.9 million for the 166-day period ended Dec. 31, 2003.   For the predecessor company, total revenue was $48.7 million for the 109-day period ended July 18, 2003.  The $48.7 million included approximately $5.6 million attributed to transactions initiated prior to fiscal 2003, but for which the revenue recognition criteria were not fully met until the later period.

•                     For the successor company, total license revenue was $17.2 million for the fiscal 2004 third quarter and $31.3 million for the 166-day period ended Dec. 31, 2003.  This license revenue resulted from license transactions entered into during the applicable period and, as result of fresh-start reporting, does not include any revenue from license transactions initiated prior to fiscal 2003.  Core product license revenue for the predecessor company for the 109-day period ended July 18, 2003 totaled $13.5 million, which includes $7.9 million from new license transactions initiated in this period and $5.6 million from license transactions initiated prior to fiscal 2003.  Core products include the company’s flagship asset and service management products, AssetCenter® and ServiceCenter®, and certain complementary products.  However, they exclude products divested by the company in its 2003 fiscal year ended March 31, 2003.

•                     For the three-month period ended Dec. 31, 2003, the successor company’s net loss was $6.4 million, or $0.43 per share on 15 million shares outstanding.  For the three-month period ended Dec. 31, 2002, the predecessor company's net income was $207.1 million, or $1.06 per diluted share on 195.3 million shares outstanding.  For the 166-day period ended Dec. 31, 2003, the successor company’s net loss was $11.8 million, or $0.79 per share on 15 million shares outstanding.  For the 109-day period ended July 18, 2003, the predecessor company’s net income was $374.2 million, or $1.82 per diluted share on 208.3 million shares outstanding.  For the nine-month period ended Dec. 31, 2002, the predecessor company’s net income was $57.4 million, or $0.29 per share, on 195.2 million shares outstanding.

Peregrine’s cash and cash equivalent balances, excluding restricted cash, were $115.4 million and $234.3 million at Dec. 31, 2003 and March 31, 2003, respectively. The non-trade debt of the reorganized company totaled $77.5 million as of Dec. 31, 2003 after emergence from bankruptcy, including secured factor loans, senior notes and non-interest bearing notes issued to satisfy pre-petition debt.

Historical Non-GAAP Pro Forma Combined Financial Results:

•                     Peregrine reported non-GAAP pro forma net income of $1.2 million, or $0.08 per share, for the three-month period ended Dec. 31, 2003, compared with non-GAAP pro forma net income of $218.7 million, or $14.58 per share, for the three-month period ended Dec. 31, 2002.  The non-GAAP pro forma results exclude charges for amortization of intangibles, restructuring, impairments and bankruptcy reorganization.

The company has reconciled the non-GAAP pro forma net income (loss) to GAAP net income (loss) in a table accompanying this press release.  The pro forma net income (loss) is not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance to GAAP.

Peregrine uses non-GAAP pro forma information in analyzing financial results because Peregrine’s management believes that it provides meaningful information regarding the company’s operating performance and facilitates management’s internal comparisons to the company’s historical and current operating results and to the operating results of other companies.  The company believes that non-GAAP pro forma information is useful to investors because it allows for greater transparency of the company’s operating performance.

Management Commentary

“We are making steady progress,” said John Mutch, Peregrine’s president and CEO.  “We have now filed our financial statements for the first three quarters of fiscal 2004 with the SEC and will continue to work diligently to file our year-end financial results on Form 10-K as quickly as possible.”

About Peregrine Systems

Peregrine Systems, Inc. develops enterprise software solutions that enable organizations to evolve their IT service and asset management practices for reduced costs, improved IT productivity and service, and lower risk.  The company’s asset and service management offerings – such as Asset Tracking, Expense Control, Service Control and Service Alignment – address specific business problems.  These solutions make it possible for IT organizations to maintain a changing IT infrastructure, manage their relationships with end-users and service providers and gain greater visibility into how IT investments are performing.  The Peregrine Evolution Model provides a roadmap for companies that want to systematically evolve the sophistication and effectiveness of their IT operating practices.

Founded in 1981, Peregrine Systems has sustained a rich tradition of delivering solutions with superior functionality to a broad segment of the global enterprise customer market.  Headquartered in San Diego, Calif., the company conducts business from offices in the Americas, Europe, and Asia Pacific.

# # #

Peregrine Systems, AssetCenter and ServiceCenter are registered trademarks of Peregrine Systems, Inc. or its affiliates. All other marks are the property of their respective owners.

Risk Factors

The financial results described in this press release are historical, in part because the company has significant deficiencies, including material weaknesses, in its internal controls over financial reporting.  Until the company’s periodic reports are current, investors will not have current financial information.  For this reason and based on the other risk factors described in the company’s Form 10-K for the fiscal year ended March 31, 2003 filed April 30, 2004, the company believes trading in its securities at this time is highly speculative and involves a high degree of risk.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans and intentions of the company.  These statements relate to expectations about future events or results and are based upon information available to the company as of today’s date.  These forward-looking statements are not guarantees of the future performance of the company and actual events or results may vary materially from the events and results discussed in this press release or in any other forward-looking statements made by or on behalf of the company.  The company disclaims any obligation to update or revise any of the forward-looking statements contained herein to reflect future events or developments.

PEREGRINE SYSTEMS, INC.

TOTAL REVENUES

(dollars in thousands; unaudited)

Three Months

	Successor Company Three Months Ended	Predecessor Company Three Months Ended	Change
	Dec. 31, 2003	Dec. 31, 2002	Amount	Percent
Total revenue
Core	$44,713	$57,070	$(12,357)	(22)%
Non-core	—	1,965	(1,965)	(100)%
Total	$44,713	$59,035	$(14,322)	(24)%

Nine Months

	Successor Company 166 Days Ended	Predecessor Company 109 Days Ended	Pro Forma Combined Nine Months Ended	Predecessor Company Nine Months Ended	Change
	Dec. 31, 2003	July 18, 2003	Dec. 31, 2003	Dec. 31, 2002	Amount	Percent
Total Revenue
Core	$79,933	$48,655	$128,588	$156,011	$(27,423)	(18)%
Non-core	—	—	—	12,544	(12,544)	(100)%
Total	$79,933	$48,655	$128,588	$168,555	$(39,967)	(24)%

PEREGRINE SYSTEMS, INC.

TOTAL LICENSE REVENUES

(dollars in thousands; unaudited)

Three Months

	Successor Company Three Months Ended	Predecessor Company Three Months Ended	Change
	Dec. 31, 2003	Dec. 31, 2002	Amount	Percent
Licenses
Core, new	$17,229	$17,714	$(485)	(3)%
Core, pre-fiscal 2003 transactions	—	4,950	(4,950)	(100)%
Total core	17,229	22,664	(5,435)	(24)%
Non-core	—	545	(545)	(100)%
Total	$17,229	$23,209	$(5,980)	(26)%

Nine Months

	Successor Company 166 Days Ended	Predecessor Company 109 Days Ended	Pro Forma Combined Nine Months Ended	Predecessor Company Nine Months Ended	Change
	Dec. 31, 2003	July 18, 2003	Dec. 31, 2003	Dec. 31, 2002	Amount	Percent
Licenses
Core, new	$31,281	$7,930	$39,211	$36,900	$2,311	6%
Core, pre-fiscal 2003 transactions	—	5,595	5,595	18,214	(12,619)	(69)%
Total core	31,281	13,525	44,806	55,114	(10,308)	(19)%
Non-core	—	—	—	2,081	(2,081)	(100)%
Total	$31,281	$13,525	$44,806	$57,195	$(12,389)	(22)%

Reconciliation of Non-GAAP Pro Forma Net Income (Loss) with GAAP Net Income (Loss)
(in thousands, except per share amounts; unaudited)

Three Months

	Successor Company Three Months Ended Dec. 31, 2003		Predecessor Company Three Months Ended Dec. 31, 2002
	Net Income (Loss)	Per Share	Net Income	Per Share

Non-GAAP pro-forma net income	$1,188	$0.08	$218,696	$14.58
Amortization of intangibles(2)	(5,754)	(0.38)	—	—
Restructuring, impairments and other(2)	—	—	(2,271)	(0.15)
Reorganization items, net(2)	(1,857)	(0.13)	(9,367)	(0.63)

GAAP net income (loss)(2)	$(6,423)	$(0.43)	$207,058	$13.80

Fully Diluted Shares		15,000		15,000 (3)

Nine Months

	Successor Company 166 Days Ended Dec. 31, 2003	Predecessor Company 109 Days Ended July 18, 2003	Successor & Predecessor(1) Pro Forma Combined Nine Months Ended Dec. 31, 2003			Predecessor Company Nine Months Ended Dec. 31, 2002
	Net Income (Loss)	Net Income (Loss)	Net Income (Loss)	Per Share		Net Income	Per Share

Non-GAAP pro-forma net income (loss)	$4,301	$(5,871)	$(1,570)	$(0.10)		$134,472	$8.96
Amortization of intangibles(2)	(10,456)	—	(10,456)	(0.70)		—	—
Restructuring, impairments and other(2)	—	1,239	1,239	0.08		(72,190)	(4.81)
Reorganization items, net(2)	(5,663)	378,821	373,158	24.88		(4,860)	(0.32)

GAAP net income (loss) (except combined Dec. 31, 2003)(2)	$(11,818)	$374,189	$362,371	$24.16		$57,422	$3.83

Fully Diluted Shares	15,000	208,302		15,000	(3)		15,000 (3)

Notes:

1.               Successor and predecessor pro forma combined for the nine-month period ended Dec. 31, 2003 represents the addition of the successor company and predecessor company for the period noted.

2.               Tax benefits have not been recorded in the historical periods in which the company reported a net loss before income taxes; therefore, pro forma reconciling items are not presented net of the effects of income taxes.  In the historical periods during which the company reported net income before income taxes, pro forma reconciling items have also been presented without a tax effect in order to promote comparability of the pro forma information for all periods presented.

3.               Fully diluted shares converted based upon recapitalization of the company with 15,000 shares on Aug. 7, 2003 retroactively applied to the pro forma combined nine-month period ended Dec. 31, 2003 and the nine-month period ended Dec. 31, 2002.

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share data)

	Successor Company Dec. 31, 2003	Predecessor Company March 31, 2003
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$115,431	$234,314
Cash—restricted	3,791	29,942
Accounts receivable, net of allowance for doubtful accounts	40,102	41,719
Assets of discontinued operations	—	14,171
Deferred taxes	9,261	—
Other current assets	12,339	6,849
Total current assets	180,924	326,995
Property and equipment, net	7,388	11,332
Identifiable intangible assets, net	114,644	—
Reorganization value in excess of amounts allocable to identified assets	184,129	—
Investments and other assets	5,642	10,489
Total assets	$492,727	$348,816
LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$12,547	$5,481
Accrued expenses	68,986	74,441
Liabilities of discontinued operations	—	13,378
Current portion of deferred revenue	56,386	72,131
Current portion of notes payable	22,999	—
Total current liabilities	160,918	165,431
Non-current Liabilities:
Deferred revenue, net of current portion	7,440	19,665
Notes payable, net of current portion	54,439	—
Deferred taxes	10,541	—
Total non-current liabilities	72,420	19,665
Total liabilities not subject to compromise	233,338	185,096
Liabilities subject to compromise	—	427,719
Commitment and Contingencies
Stockholders’ Equity (Deficit)
Preferred stock, 5 million shares authorized, no shares issued or outstanding at Dec. 31, 2003	—	—
Common stock, 100 million shares authorized, 15 million shares issued and outstanding at Dec. 31, 2003	2	197
Additional paid-in capital	270,000	3,874,166
Subscriptions receivable	(64)	(70)
Accumulated deficit	(11,818)	(4,119,304)
Unearned portion of deferred compensation	—	(551)
Treasury stock, at cost	—	(10,697)
Accumulated other comprehensive income (loss)	1,269	(7,740)
Total stockholders’ equity (deficit)	259,389	(263,999)
Total liabilities and stockholders’ equity (deficit)	$492,727	$348,816

PEREGRINE SYSTEMS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts; unaudited)

	Successor Company Three Months Ended Dec. 31, 2003	Predecessor Company Three Months Ended Dec. 31, 2002
Revenues:
Licenses	$17,229	$23,209
Maintenance	24,061	25,742
Consulting and training	3,423	10,084
Total revenues	44,713	59,035
Costs and Expense:
Cost of licenses	596	922
Cost of maintenance	4,185	8,763
Cost of consulting and training	3,718	11,011
Sales and marketing	13,519	26,934
Research and development	7,077	14,777
General and administrative	11,736	27,485
Amortization of intangible assets	5,754	—
Restructuring, impairments and other	—	2,271
Total operating costs and expenses	46,585	92,163
Loss from continuing operations before reorganization, interest, and income taxes	(1,872)	(33,128)
Reorganization items, net	(1,857)	(9,367)
Interest expense, net	(1,027)	(6,594)
Loss from continuing operations before income taxes	(4,756)	(49,089)
Income tax expense on continuing operations	(1,667)	(1,815)
Loss from continuing operations	(6,423)	(50,904)
Income from discontinued operations, net of income taxes	—	257,962
Net income (loss)	$(6,423)	$207,058
Net income (loss) per share, basic:
Loss per share from continuing operations	$(0.43)	$(0.26)
Income per share from discontinued operations	—	1.32
Net income (loss) per share	$(0.43)	$1.06
Basic shares used in computation	15,000	195,333
Net income (loss) per share, diluted:
Loss per share from continuing operations	$(0.43)	$(0.26)
Income per share from discontinued operations	—	1.32
Net income (loss) per share	$(0.43)	$1.06
Diluted shares used in computation	15,000	195,333

	Successor	Predecessor Company
	Company 166 Days Ended Dec. 31, 2003	109 Days Ended July 18, 2003	Nine Months Ended Dec. 31, 2002
Revenues:
Licenses	$31,281	$13,525	$57,195
Maintenance	41,853	29,176	75,032
Consulting and training	6,799	5,954	36,328
Total revenues	79,933	48,655	168,555
Costs and Expense:
Cost of licenses	906	706	5,022
Cost of maintenance	7,626	5,152	21,276
Cost of consulting and training	7,089	5,289	32,613
Sales and marketing	22,889	14,588	90,523
Research and development	12,994	8,908	44,327
General and administrative	19,637	14,951	69,631
Amortization of intangible assets	10,456	—	—
Restructuring, impairments and other	—	(1,239)	72,190
Total operating costs and expenses	81,597	48,355	335,582
Income (loss) from continuing operations before reorganization, interest, and income taxes	(1,664)	300	(167,027)
Reorganization items, net	(5,663)	378,821	4,860
Interest expense, net	(2,164)	(4,088)	(29,964)
Income (loss) from continuing operations before income taxes	(9,491)	375,033	(192,131)
Income tax expense on continuing operations	(2,327)	(1,096)	(7,122)
Income (loss) from continuing operations	(11,818)	373,937	(199,253)
Income from discontinued operations, net of income taxes	—	252	256,675
Net income (loss)	$(11,818)	$374,189	$57,422
Net income (loss) per share, basic:
Income (loss) per share from continuing operations	$(0.79)	$1.91	$(1.02)
Income per share from discontinued operations	—	—	1.31
Net income (loss) per share	$(0.79)	$1.91	$0.29
Basic shares used in computation	15,000	195,654	195,183
Net income (loss) per share, diluted:
Income (loss) per share from continuing operations	$(0.79)	$1.82	$(1.02)
Income per share from discontinued operations	—	—	1.31
Net income (loss) per share	$(0.79)	$1.82	$0.29
Diluted shares used in computation	15,000	208,302	195,183